Supplement to the currently effective Statement of Additional Information of each of the listed funds:


Scudder Emerging Markets Debt Fund        Scudder Micro Cap Fund
Scudder European Equity Fund              Scudder Municipal Bond Fund
Scudder Fixed Income Fund                 Scudder Short Duration Fund
Scudder Flag Equity Partners Fund         Scudder Short Term Municipal Bond Fund
Scudder Flag Investors Communications     Scudder Total Return Bond Fund
   Fund
Scudder Flag Value Builder Fund
Scudder Global Biotechnology Fund
Scudder High Income Plus Fund
Scudder International Select Equity Fund


The following information supplements related information included in each fund's currently effective SAI under the section describing portfolio and brokerage transactions:

Portfolio Transactions

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.










March 26, 2003